EXHIBIT 99.1

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements reflect Atlas Pipeline Partners, L.P.’s (“the Partnership”) historical results as adjusted on a pro forma basis to give effect to its February 2011 disposition of its indirect 49% ownership interest in Laurel Mountain, LLC (“Laurel Mountain”) and the associated repayment of debt from the net proceeds of the disposition. The estimated adjustments to give effect to the Partnership’s disposition of its indirect ownership interest in Laurel Mountain and the associated repayment of debt from the net proceeds of the disposition are described in the notes to the unaudited pro forma financial statements.

The unaudited pro forma condensed consolidated balance sheet information reflects the Partnership’s disposition of its indirect ownership interest in Laurel Mountain as if it occurred as of September 30, 2010, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 and twelve months ended December 31, 2009 reflect the transaction as if it occurred as of the beginning of each respective period.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations were derived by adjusting the Partnership’s historical consolidated financial statements. Management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transaction described above. The unaudited pro forma financial data presented are based upon available information and assumptions that management believes are reasonable under the circumstances. You should not construe the unaudited pro forma financial data as indicative of the financial position or results of operations that the Partnership would have achieved had the transaction been consummated on the dates assumed. Moreover, they do not purport to represent the Partnership’s consolidated financial position or results of operations for any future date or period.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

September 30, 2010

(in thousands)

	Historical	Laurel Mountain Disposition	Laurel Mountain Disposition Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$166	—	$397,775	(a)	$385,941
			(12,000	)(b)
Accounts receivable	59,421	—	—		59,421
Current portion of derivative asset	3,611	—	—		3,611
Prepaid expenses and other	14,852	—	—		14,852

Total current assets	78,050	—	385,775		463,825
Property, plant and equipment, net	1,339,730	—	—		1,339,730
Intangible assets, net	132,154	—	—		132,154
Investment in joint venture	135,765	(127,265)	(8,500	)(d)	—
Other assets, net	23,564	—	8,500	(d)	32,064

	$1,709,263	$(127,265)	$385,775		$1,967,773

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Current portion of long-term debt	$206	$—	$—		$206
Accounts payable - affiliates	10,391	—	—		10,391
Accounts payable	9,919	—	—		9,919
Accrued liabilities	32,443	—	—		32,443
Accrued interest payable	12,340	—	—		12,340
Current portion of derivative liability	1,511	—	—		1,511
Accrued producer liabilities	58,143	—	—		58,143

Total current liabilities	124,953	—	—		124,953
Long-term derivative liability	5,770	—	—		5,770
Long-term debt, less current portion	507,676	—	(12,000	)(b)	495,676
Other long-term liability	266	—	—		266
Commitments and contingencies
Equity:
Class B preferred limited partner’s interest	14,955	—	—		14,955
Class C preferred limited partner’s interest	8,000	—	—		8,000
Common limited partners’ interests	1,087,649	—	265,370	(a)	1,353,019
Equity	—	(127,265)	127,265	(a)	—
Investment in Class B cumulative preferred Member units of Atlas Pipeline Holdings II, LLC (reported as treasury units)	(15,000)	—	—		(15,000)
General partner’s interest	20,341	—	5,140	(a)	25,481
Accumulated other comprehensive loss	(13,635)	—	—		(13,635)

Total partners’ capital	1,102,310	(127,265)	397,775		1,372,820

Non-controlling interest	(31,712)	—	—		(31,712)

Total equity	1,070,598	(127,265)	397,775		1,341,108

	$1,709,263	$(127,265)	$385,775		$1,967,773

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(in thousands, except per unit data)

	Historical	Laurel Mountain Disposition	Laurel Mountain Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third parties	$641,978	$—	$—		$641,978
Transportation, processing and other fees – affiliates	472	—	—		472
Transportation, processing and other fees – third parties	29,472	—	—		29,472
Other income, net – third parties	10,576	—	—		10,576

Total revenue and other income, net	682,498	—	—		682,498

Costs and expenses:
Natural gas and liquids – third parties	521,495	—	—		521,495
Plant operating	36,492	—	—		36,492
Transportation and compression	721	—	—		721
General and administrative	22,396	—	—		22,396
Compensation reimbursement – affiliates	1,125	—	—		1,125
Depreciation and amortization	55,647	—	—		55,647
Interest	78,444	—	(621	)(c)	77,823

Total costs and expenses	716,320	—	(621)		715,699

Equity income in joint venture	4,137	(4,137)	—		—

Income (loss) from continuing operations	(29,685)	(4,137)	621		(33,201)
Income attributable to non-controlling interests	(3,338)	—	—		(3,338)
Preferred unit dividend effect	(240)	—	—		(240)

Net income (loss) from continuing operations attributable to common limited partners and the General Partner	$(33,263)	$(4,137)	$621		$(36,779)

Allocation of net loss from continuing operations:
Common limited partner interest	$(32,627)				$(36,077)
General Partner interest	(636)				(702)

Net loss from continuing operations	$(33,263)				$(36,779)

Net loss attributable to common limited partners per unit:
Basic	$(0.61)				$(0.68)
Diluted	$(0.61)				$(0.68)

Weighted average common limited partner units outstanding:
Basic	53,115				53,115

Diluted	53,115				53,115

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009

(in thousands, except per unit data)

	Historical	Laurel Mountain Disposition	Laurel Mountain Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third parties	$671,078	$(587)	$—		$670,491
Transportation, processing and other fees – affiliates	17,536	(16,882)	—		654
Transportation, processing and other fees – third parties	5,593	(114)	—		5,479
Other income, net – third parties	(21,602)	—	—		(21,602)

Total revenue and other income, net	672,605	(17,583)	—		655,022

Costs and expenses:
Natural gas and liquids – third parties	527,730	(260)	—		527,470
Plant operating	45,566	—	—		45,566
Transportation and compression	6,657	(5,765)	—		892
General and administrative	34,549	(8)	—		34,541
Compensation reimbursement – affiliates	2,731	—	—		2,731
Depreciation and amortization	75,684	(3,006)	—		72,678
Goodwill and other asset impairment	10,325	—	—		10,325
Interest	103,787	—	(600	)(c)	103,187

Total costs and expenses	807,029	(9,039)	(600)		797,390

Equity income in joint venture	4,043	(4,043)	—		—
Gain (loss) on asset sale	108,947	(108,947)	—		—

Income (loss) from continuing operations	(21,434)	(121,534)	600		(142,368)
Income attributable to non-controlling interests	(3,176)	—	—		(3,176)
Preferred unit dividend effect	(900)	—	—		(900)

Net income (loss) from continuing operations attributable to common limited partners and the General Partner	$(25,510)	$(121,534)	$600		$(146,444)

Allocation of net loss from continuing operations:
Common limited partner interest	$(24,997)				$(143,500)
General Partner interest	(513)				(2,944)

Net loss from continuing operations	$(25,510)				$(146,444)

Net loss attributable to common limited partners per unit:
Basic	$(0.52)				$(2.97)
Diluted	$(0.52)				$(2.97)

Weighted average common limited partner units outstanding:
Basic	48,299				48,299

Diluted	48,299				48,299

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	To reflect the Partnership’s proceeds from the February 2011 disposition of its indirect 49% ownership interest in Laurel Mountain of $403.0 million, exclusive of working capital adjustments and including estimated transactional costs of approximately $5.2 million; and to record an estimated gain of $270.5 million on the disposition of its indirect 49% ownership interest in Laurel Mountain, which was allocated to partners’ capital on the Partnership’s condensed consolidated balance sheet upon its equity interests and non-controlling interests.
(b)	To reflect the $12.0 million repayment of outstanding borrowings at September 30, 2010 under the Partnership’s senior secured credit facility with a portion of the net proceeds received from the Partnership’s disposition of its indirect 49% ownership interest in Laurel Mountain.
(c)	To reflect the adjustment to interest expense for the Partnership’s repayment of $12.0 million of its senior secured credit facility borrowings from the net proceeds of the disposition of its indirect 49% ownership interest in Laurel Mountain. The weighted average historical interest rates utilized for the interest expense adjustment were 6.9% for the nine months ended September 30, 2010 and 5.0% for the year ended December 31, 2009.
(d)	As of September 30, 2010, the Partnership had $8.5 million of the $25.5 million note receivable remaining to fund capital contributions to Laurel Mountain, which is included in the investment in joint venture on the consolidated balance sheet. The Partnership retained the $8.5 million note receivable upon disposition of its indirect 49% ownership interest in Laurel Mountain.

5